                                                                   EXHIBIT 10.13

                                                                    CONFIDENTIAL
                                                                    ------------


         Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Asterisks denote omissions.

                               LICENSE AGREEMENT

          This License Agreement, dated as of June 5, 1997 (the "Effective Date"), is made by and between Dow Jones & Company, Inc. ("Dow Jones"), having an office at 200 Liberty Street, New York, New York 10281, and the Board of Trade of the City of Chicago (the "Licensee"), having an office at 141 West Jackson Boulevard, Chicago, Illinois 60604.

          WHEREAS, Dow Jones compiles, calculates and maintains the indexes specified on Schedule A hereto (the "Indexes"), and Dow Jones owns rights in and to the Indexes, the proprietary data contained therein, and the Dow Jones Marks (defined below) (such rights, including without limitation, copyright, trademark or proprietary rights and trade secrets, being hereinafter collectively referred to as the "Intellectual Property"); and

          WHEREAS, Dow Jones uses in commerce and has trade name and/or trademark rights to the designations "Dow Jones," "Dow Jones Industrial Average," "DJIA," "Dow Jones Transportation Average," "Dow Jones Utilities Average," "Dow Jones Global Indexes," "DJGI," and those designations listed on Schedule A hereto (and Annex I thereto) (such rights being hereinafter individually and collectively referred to as the "Dow Jones Marks"); and

          WHEREAS, the Licensee wishes to use the Indexes and the Dow Jones Marks, pursuant to the terms and conditions hereinafter set forth, in connection with (i) the listing for trading, marketing and promotion of the Products (as defined in Section 1(b)) and (ii) making disclosure about the Products under applicable laws, rules and regulations in order to indicate that Dow Jones is the source of the Indexes.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is agreed as follows:

          1.   Grant of License.
               ----------------

          (a) Subject to the terms and conditions of this Agreement, Dow Jones hereby grants to the Licensee a non-transferable (except to affiliates pursuant to Section 12(a)) exclusive (subject to Section 1(d)) world-wide license (i) to use the Indexes solely in connection with the listing for trading of the Products for trading on or through the Licensee during the hours of 9:30 A.M. to 4:15 P.M. (Eastern Time) and (ii) to use and refer to the Dow Jones Marks in connection with such listing, and the marketing and promotion of the Products, in order to indicate the source of the Indexes and as may otherwise be required by applicable laws, rules or regulations or under this Agreement.

          (b) As used in this Agreement, "Products" means the products designated on Schedule B hereto that are based upon one or more of the Indexes (but not any part of any Index other than the whole Index, and not any subset of the components of any Index) and correlated to the underlying securities comprising such Indexes, and that are to be traded on or through the Licensee. The terms of the Products, and any material changes therein, will be subject to Dow Jones' prior written consent. Unless otherwise expressly agreed by Dow Jones in writing, the Initial Product at the Commencement Date will have a contract size of approximately ten (10) times the value of the DJIA as of the Commencement Date. As used in this Agreement, the "Initial Product" means a Product based on the Dow Jones Industrial Average Index (the "DJIA"). As used in this Agreement, "Commencement Date" means the first day of trading in the Initial Product.

          (c) The Licensee agrees that it will list for trading at least six (6) futures Products (not including options on futures Products) by the second anniversary of the Commencement Date. The Licensee agrees that the first Product to be listed by it will be the Initial Product, and that the Licensee will use all reasonable efforts to list the Initial Product as soon as practicable after the Effective Date.

          (d) Dow Jones at any time or from time to time during the Term (defined in Section 2) may propose in writing that the Licensee list for trading a new Product. If the Licensee shall not, within 60 days after receipt of such written proposal, deliver to Dow Jones a written commitment (reasonably satisfactory in form and substance to Dow Jones) to list for trading such Product, subject to regulatory approval, in accordance with the terms of this License Agreement, within a reasonably prompt time frame, or, if the Licensee does deliver such a written commitment but does not fulfill it on a timely basis, then notwithstanding anything to the contrary contained in this Agreement, Dow Jones shall thereafter be free to license any other person or entity to list such a product (to be traded other than by or through the Licensee).

          (e) The Licensee agrees that, during the Term, the Licensee will not list any new futures contracts or options on futures contracts that are based on any one or more indexes other than the Indexes or other indexes compiled and provided by Dow Jones. Licensee at any time or from time to time during the Term may propose in writing that Dow Jones compile and provide a new Index (a "Proposed Index"). If Dow Jones shall not, within 60 days after receipt of such written proposal, deliver to the Licensee a written commitment (reasonably satisfactory in form and substance to the Licensee) to compile and provide such Proposed Index, within a reasonably prompt time frame, or, if Dow Jones does deliver such a written commitment but does not fulfill it on a timely basis, then notwithstanding anything to the contrary contained in this Agreement, the Licensee shall thereafter be free to list any new futures contracts or options on futures contracts that are based on such a Proposed Index.

          (f) Dow Jones agrees that no person or entity other than the Licensee shall need to obtain a license from Dow Jones with respect to the sale and purchase of the Products.

          (g) Subject only to Section 1(a), nothing contained in this Agreement shall restrict Dow Jones from licensing any one or more of the Indexes or the Dow Jones Marks to any other person or entity at any time.

          (h) Nothing contained in this Agreement constitutes a license to the Licensee to use any one or more of the Indexes other than in connection with the listing for trading, marketing and promotion of the Products.

          (i) The Licensee acknowledges that the Indexes and the Dow Jones Marks are the exclusive property of Dow Jones and that Dow Jones has and retains all Intellectual Property and other proprietary rights therein. Except as otherwise specifically provided herein, Dow Jones reserves all rights to the Indexes and the Dow Jones Marks, and this Agreement shall not be construed to transfer to the Licensee any ownership right to, or equity interest in, the Indexes or the Dow Jones Marks, or in any Intellectual Property or other proprietary rights pertaining thereto.

          (j) The Licensee acknowledges that the Indexes and their compilation and composition, and any changes therein, are and will be in the complete control and sole discretion of Dow Jones.

          2.   Term.
               ----

          The term of this Agreement shall commence as of the Effective Date and shall remain in full force and effect for five (5) years following the Commencement Date (the first twelve months following the Commencement Date being referred to herein as the "First Year," the next twelve months being referred to as the "Second Year," and so on), unless this Agreement is terminated earlier as provided herein (such term being referred to herein as the "Initial Term"). Upon the expiration of the Initial Term (other than by reason of termination of this Agreement as provided herein), this Agreement shall automatically be renewed for an additional term of five (5) years (the "Renewal Term"); provided, however, that the Initial Term shall not be renewed, and this Agreement shall automatically terminate upon expiration of the Initial Term, unless, during the Fourth

Year, the trading volume of the Products exceeded (a) in the case of the Initial Product, an average of 100,000 contracts traded (round turn) per day and
(b) in the case of any five (5) Products based on any one or more of the Dow Jones Transportation Average Index, the Dow Jones Utilities Average Index and the Dow Jones Global Indexes, in the aggregate, an average number of contracts traded (round turn) per day equal to (i) 3,000 times (ii) the number of Products based on the Dow Jones Transportation Average Index, the Dow Jones Utilities Average Index and the Dow Jones Global Indexes. (The Initial Term and any Renewal Term are referred to herein, together, as the "Term".) For the purposes of this Agreement, "per day" means any day on which the New York Stock Exchange is open.

          3.   License Fees.
               ------------

          (a) As consideration for the license granted herein, the Licensee shall pay to Dow Jones license fees ("License Fees") as set forth on Schedule C hereto.

          (b) Dow Jones shall have the right to audit on a confidential basis the relevant books and records of the Licensee to confirm the accuracy of any one or more calculations of License Fees. Dow Jones shall bear its own costs of any such audit unless it is determined that Dow Jones has been underpaid by 5% or more with respect to the payments being audited, in which case Dow Jones' costs of such audit shall be paid by the Licensee.

          4.   Termination.
               -----------

          (a) If there is a material breach of this Agreement by either party (such party, the "breaching party," and, the other party, the "non-breaching party"), or if either party (such party, the "harmed party") believes in good faith that material damage or harm is occurring to its reputation or good will by reason of its continued performance hereunder (other than pursuant to Section 4(g)), then the non-breaching party or the harmed party, as the case may be, may terminate this Agreement, effective thirty (30) days after written notice thereof to the other party (with reasonable specificity as to the nature of the breach or the condition causing such damage or harm, as the case may be, and including a statement as to such party's intent to terminate), unless the other party shall correct such breach or the condition causing such damage or harm, as the case may be, within such 30-day period.

          (b) The Licensee or Dow Jones may terminate this Agreement upon ninety
(90) days prior notice to the other (or such lesser period of time as may be necessary pursuant to law, rule, regulation or court order) if (i) any legislation or regulation is finally adopted or any government interpretation is issued that prevents the Licensee from listing for trading, marketing or promoting the Initial Product; (ii) any material litigation or material regulatory proceeding regarding the Initial Product is commenced and such party reasonably believes that such litigation or regulatory proceeding is reasonably likely to have a material and adverse effect on the good name or reputation of such party or on such party's ability to perform its obligations under this Agreement; or (iii) the Licensee elects to terminate the listing for trading of the Initial Product. The Licensee or Dow Jones may terminate this Agreement with respect to any one or more specific Products other than the Initial Product (but not this Agreement in its entirety) upon ninety (90) days prior written notice to the other (or such lesser period of time as may be necessary pursuant to law, rule, regulation or court order) if (i) any legislation or regulation is finally adopted or any government interpretation is issued that prevents the Licensee from listing for trading, marketing or promoting such Product; (ii) any material litigation or material regulatory proceeding regarding such Product is commenced and such Party reasonably believes that such litigation or regulatory proceeding is reasonably likely to have a material and adverse effect on the good name or reputation of such Party or on such Party's ability to perform its obligations under this Agreement; or (iii) the Licensee elects to terminate the listing for trading of such Product.

          (c) Dow Jones may terminate this Agreement upon ninety (90) days prior written notice to the Licensee (or such lesser period of time as may be necessary pursuant to law, rule, regulation or court order) if (i) any legislation or regulation is finally adopted or any government interpretation is issued that in Dow Jones' reasonable judgment materially impairs Dow Jones' ability to license and provide the Indexes or the Dow Jones Marks under this Agreement; (ii) any litigation or proceeding is commenced which relates, directly or indirectly, to Dow Jones' licensing and providing the Indexes or the Dow Jones Marks under this Agreement, or any such litigation proceeding is threatened and Dow Jones reasonably believes that such litigation or proceeding would be reasonably likely to have a material and adverse effect on the Indexes or the Dow Jones Marks or on Dow Jones' ability to perform under this Agreement; or (iii) Dow Jones elects (other than pursuant to Section 4(g)) to cease compiling, calculating and publishing values of the Indexes.

          (d) Dow Jones may terminate this Agreement (i) 180 days after the Effective Date if the Initial Product has not by such date received all necessary regulatory authorizations for listing and trading, or (ii) 30 days after the date of receipt of all such necessary regulatory authorizations if the Initial Product has not by then been listed, with trading having commenced.

          (e) During any Renewal Term, Dow Jones may terminate this Agreement if at the end of any Year (beginning with the end of the Fifth Year), the trading volume of the Products during such Year was equal to or less than (a) in the case of the Initial Product an average of 100,000 contracts traded (round turn) per day or (b) in the case of any six (6) Products based on any one or more of the Dow Jones Transportation Average Index, the Dow Jones Utilities Average Index and the Dow Jones Global Indexes, in the aggregate, an average number of contracts traded (round turn) per day equal to (i) 3,000 times (ii) the number of Products based on the Dow Jones Transportation Average Index, the Dow Jones Utilities Average Index and the Dow Jones Global Indexes.

          (f) Dow Jones may terminate this Agreement upon written notice to the Licensee if any securities exchange ceases to provide data to Dow Jones necessary for providing the Indexes, terminates Dow Jones' right to receive data in the form of a "feed" from such securities exchange, materially restricts Dow Jones' right to redistribute data received from such securities exchange, or institutes charges of a type or to an extent applicable to Dow Jones (and not to others generally) for the provision of data to Dow Jones or the redistribution of data by Dow Jones.

          (g) Notwithstanding anything to the contrary herein, Dow Jones shall have the right, in its sole discretion, to cease compiling, calculating and publishing values of any one or more of the Indexes, and to terminate this Agreement with respect only to such Indexes, at any time that Dow Jones determines that such Indexes no longer meet or will not be capable of meeting the criteria established by Dow Jones for maintaining such Indexes (and in such event Dow Jones will use all reasonable efforts to provide the Licensee with as much prior notice as is reasonably practicable under the circumstances).

          (h) Notwithstanding anything to the contrary herein, in the event that there shall occur any change in law (statutory law, case law or otherwise) relating to or affecting the liability of index providers to third parties, and Dow Jones thereafter ceases to engage in the business of providing real-time data, Dow Jones shall have the right to terminate this Agreement upon written notice to the Licensee.

          (i) In the event either the Licensee or Dow Jones shall give notice of termination pursuant to this Section 4 (but excluding Section 4(d)), any Products then listed ("Pending Products") may continue to be traded to the expiration date thereof, and (i) to the extent necessary for such purpose, the license granted in Section 1(a) and Dow Jones' obligations under Sections 5(b), 5(c) and 7, and (ii) the Licensee's obligations under Sections 5(h), 6, 7, 8(b) and 9 shall be deemed to continue until the expiration date of the last of such Pending Products. Notwithstanding the above, any Pending Products without open interest which are farther out than the farthest contract month with open interest shall be terminated. Notwithstanding the above, in the event of a termination by Dow Jones under Section 4(a) by reason of any breach by the Licensee relating to its obligations under this Agreement with respect to Dow Jones' Intellectual Property, Section 6(g) shall continue to apply to the Licensee. Notwithstanding the foregoing, in the event of a termination by reason of discontinuance of any Index under Sections 4(f), (g), or (h), Dow Jones shall, at the time the notice of termination is provided to the Licensee, provide to the Licensee a non-exclusive, perpetual and royalty-free license effective as of the date of the discontinuance and a list of companies, shares outstanding and divisors for the terminated Index as of the date of discontinuance. The Licensee shall not thereafter make any reference to the Dow Jones Marks in respect of the discontinued Index (except as provided in the next sentence) and Dow Jones shall have no further obligations to the Licensee with respect to the discontinued Index, or any Product based thereon, after furnishing the Licensee with the aforesaid information. In any such event, the Licensee shall redesignate the Index and the Products based thereon as the Licensee's and may continue to list for trading Pending Products as if no notice of termination had been received, except that, until termination of the license, such index shall be described as the "CBOT _____ Index" formerly "Dow Jones _______ Index". Thereafter, upon termination of the license, the Licensee may promote and list for trading indexed products based upon the securities index designated by the name "CBOT _______ Index" or equivalent provided that the Licensee prominently disclaims any relationship with Dow Jones in respect thereto.

          5.   Dow Jones Obligations; Licensee's Obligations.
               ---------------------------------------------

               (a) Dow Jones is not, and shall not be, obligated to engage in any way or to any extent in any marketing or promotional activities in connection with the Products or in making any representation or statement to investors or prospective investors in connection with the marketing or promotion of the Products by the Licensee.

At the Licensee's request, Dow Jones will provide Licensee with all reasonable cooperation in connection with Licensee obtaining and maintaining regulatory approval for the Products.

               (b) Dow Jones agrees to provide reasonable support for the Licensee's development and educational efforts with respect to the Products as follows:

                    (i) Dow Jones shall respond in a timely fashion to any reasonable requests by the Licensee for information regarding the Indexes.

                    (ii) Dow Jones or its agent shall, or Dow Jones shall arrange for a third party vendor to, calculate, and provide to the Licensee via a feed, through a dedicated line, as well as a dial-up backup line, the values of each of the Indexes at least once every fifteen (15) seconds, or more frequently if agreed by the parties, on each day that the New York Stock Exchange (or the applicable exchange from which such Index is derived) is open for trading, in accordance with Dow Jones' current procedures, which procedures may be modified by Dow Jones.

                    (iii) Dow Jones shall promptly correct, or instruct its agent to correct, any mathematical errors made in Dow Jones' computations of the Indexes of which Dow Jones becomes aware.

Notwithstanding anything herein to the contrary, nothing in this Section 5 shall give the Licensee the right to exercise any judgment or require any changes with respect to Dow Jones' method of composing, calculating or determining the Indexes, and nothing in this Section 5 shall be deemed to modify the provisions of Section 9 of this Agreement.

               (c) Dow Jones has, and shall maintain, a policy pursuant to which its employees who are directly responsible for changes in the components of the Indexes are prohibited from purchasing or beneficially owning any interest in the Products. The Licensee shall have no responsibility for ensuring that such Dow Jones employees comply with such Dow Jones policy and shall have no duty to inquire whether any purchasers or sellers of the Products are such Dow Jones employees. Dow Jones shall have no liability to the Licensee or its affiliates with respect to Dow Jones' employees' adherence or failure of adherence to such policy.

               (d) Dow Jones shall use reasonable efforts to safeguard the confidentiality of all impending changes in the components or method of computation of the Indexes until such changes are publicly disseminated, and shall require the same of any agent with whom it has contracted for computation thereof. Dow Jones shall implement reasonable procedures so that only those persons at Dow Jones directly responsible for changes in the composition or method of computation of the Indexes shall be granted access to information respecting impending changes.

               (e) The Licensee will develop and implement a marketing program for the Products. The Licensee will spend [**] during the period between the Effective Date and the end of the First Year in implementing the marketing program. During each subsequent Year of the Initial Term, the Licensee will spend the greater of [**] in implementing the marketing program.

               (f) The Licensee will use best efforts to obtain commitments from major market makers to dedicate traders and capital to provide tight, deep and liquid markets for the Products. For the first six months after the Commencement Date, such efforts will include, without limitation, waiver of booth fees, payment for installation of arbitrage telephone lines, waiver of fees for headsets and order-entry systems, and physical plant modifications to open the pit with the closest proximity to the Treasury Bond pit for the Products.

               (g) Prior to the Commencement Date, the Licensee will adopt, and during the Term the Licensee will maintain, as part of its rules, to be set forth in the terms of the Products and in the Licensee's Rules and Regulations, a limitation on liability of licensors of indexes, with respect to trading on or through the Licensee, which is in form and substance substantially as set forth in the New York Stock Exchange Rule 813.

               (h) In the event that any third party shall commence any litigation, action or proceeding, or make any claim, against Dow Jones which alleges liability of Dow Jones by reason of miscalculation or error in any Dow Jones index (whether or not any Product is based on such index), the Licensee shall, at Dow Jones' request, participate in the defense thereof in any manner reasonably requested by Dow Jones, at the Licensee's own expense up to an aggregate of$1 million of out-of-pocket expenses therefor.

          6.   Trademark Filings; Recognition of Intellectual Property Rights;
               Protection of Intellectual Property; Quality Control          .
               --------------------------------------------------------------

               (a) During the Term, Dow Jones shall apply for such trademark and trade name registrations for the Dow Jones Marks only in such jurisdictions, if any, where Dow Jones, in its sole discretion, considers such filings appropriate. The Licensee shall reasonably cooperate with Dow Jones in the maintenance of such rights and registrations and shall do such acts and execute such instruments as are reasonably necessary or appropriate for such purpose. The Licensee shall use the following notice when referring to any of the Indexes or any of the Dow Jones Marks in any informational materials to be used in connection with the Products (including, where applicable, advertisements, brochures and promotional and any other similar informational materials, and any documents or materials required to be filed with governmental or regulatory agencies) that in any way use or refer to Dow Jones, any of the Indexes or any of the Dow Jones Marks (collectively, the "Informational Materials"):

          "Dow Jones," and "[INSERT Name of Index(es)](TM)," are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by [INSERT Name of Licensee]. [INSERT Name of Licensee's [INSERT Name of Product(s)] based on the [INSERT Name of Index](TM) are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in such product(s).

or such similar language as may be approved in advance in writing by Dow Jones.

          (b) The Licensee agrees that the Dow Jones Marks and all Intellectual Property and other rights, registrations and entitlement thereto, together with all applications, registrations and filings with respect to any of the Dow Jones Marks and any renewals and extensions of any such applications, registration and filings, are and shall remain the sole and exclusive property of Dow Jones. The Licensee agrees to cooperate with Dow Jones in the maintenance of such rights and registrations and shall do such acts and execute such instruments as are reasonably necessary or appropriate for such purpose. The Licensee acknowledges that each of the Dow Jones Marks is part of the business and goodwill of Dow Jones and agrees that it shall not, during the term of this Agreement or thereafter, contest the fact that the Licensee's rights in the Dow Jones Marks under this Agreement (i) are limited solely to the use of the Dow Jones Marks in connection with the listing for trading, marketing, and/or promotion of the Products and disclosure about the Products under applicable law as provided in
Section 1(a), and (ii) shall cease upon termination of this Agreement, except as otherwise expressly provided herein. The Licensee recognizes the great value of the reputation and goodwill associated with the Dow Jones Marks and acknowledges that such goodwill associated with the Dow Jones Marks belongs exclusively to Dow Jones, and that Dow Jones is the owner of all right, title and interest in and to the Dow Jones Marks in connection with the Products. The Licensee further acknowledges that all rights in any translations, derivatives or modifications in the Dow Jones Marks which may be created by or for the Licensee shall be and shall remain the exclusive property of Dow Jones and said property shall be and shall remain a part of the Intellectual Property subject to the provisions and conditions of this Agreement. The Licensee shall never, either directly or indirectly, contest Dow Jones' exclusive ownership of any of the Intellectual Property. In the event that Dow Jones consents to, and the Licensee uses any Dow Jones Mark in conjunction with the Licensee's own trademark(s), such resulting mark shall be owned by Dow Jones, and shall be part of the Intellectual Property of Dow Jones and included in the Dow Jones Marks as defined herein. With respect to any such composite mark: (i) Dow Jones shall not register or apply for registration of such mark; (ii) Dow Jones shall not use such mark; and (iii) after termination or expiration of this Agreement, Dow Jones shall disclaim ownership rights in Licensee's own trademark forming a part of such mark and shall assign to Licensee any rights in Licensee's own trademark forming a part of such mark and the goodwill associated therewith that Dow Jones might have acquired during the Term.

          (c) In the event that the Licensee learns of any infringement or imitation of any of the Indexes and/or any Dow Jones Mark, or of any use by any person of a trademark similar to any of the Dow Jones Marks, it shall promptly notify Dow Jones. Dow Jones shall take such action as it deems advisable for the protection of rights in and to the Indexes and the Dow Jones Marks and, if requested to do so by Dow Jones, the Licensee shall cooperate with Dow Jones in all respects, at Dow Jones' expense, including, without limitation, by being a plaintiff or co-plaintiff and, upon Dow Jones' reasonable request, by causing its officers to execute appropriate pleadings and other necessary documents. In no event, however, shall Dow Jones be required to take any action it deems inadvisable. The Licensee shall have no right to take any action which would materially affect any of the Indexes and/or any of the Dow Jones Marks without Dow Jones' prior written approval.

          (d) The Licensee shall use its best efforts to protect the goodwill and reputation of Dow Jones, the Indexes and the Dow Jones Marks in connection with its use of the Indexes and any of the Dow Jones Marks under this Agreement. The Licensee shall submit to Dow Jones, for Dow Jones' review and approval, and the Licensee shall not use until receiving Dow Jones' approval thereof in writing, all Informational Materials. Dow Jones' approval shall be required with respect to the use of and description of Dow Jones, any of the Indexes or any of the Dow Jones Marks. Dow Jones shall notify the Licensee of its approval or disapproval of any Informational Materials within 72 hours (excluding any day which is a Saturday or Sunday or a day on which The New York Stock Exchange is closed) following receipt thereof from the Licensee. Once Informational Materials have been approved by Dow Jones, subsequent Informational Materials which do not alter the use or description of Dow Jones, such Indexes or such Dow Jones Marks, as the case may be, need not be submitted for review and approval by Dow Jones.

          (e) Except as may be expressly otherwise agreed in writing by Dow Jones, or as otherwise permitted or required under this Agreement, the Dow Jones Marks and the Licensee's marks, the marks of any of their respective affiliates or the marks of any third party, to the extent they appear in any Informational Material, shall appear separately and shall be clearly identified with regard to ownership. Whenever the Dow Jones Marks are used in any Informational Material in connection with any of the Products, the name of the Licensee shall appear in close proximity to the Dow Jones Marks so that the identity of the Licensee, and its status as an authorized licensee of such Dow Jones Marks, is clear and obvious.

          (f) The Licensee agrees that any proposed change in the use of the Dow Jones Marks shall be submitted to Dow Jones for, and shall be subject to, Dow Jones' prior written consent.

          (g) If at any time Dow Jones is of the opinion that the Licensee is not properly using the Intellectual Property in connection with the Products or Informational Materials, or that the standard of quality of any of the Products or Informational Materials does not conform to the standards as set forth herein, Dow Jones shall give notice to the Licensee to that effect. Upon receipt of such notice, the Licensee shall forthwith correct the defects in the non-conforming Products or Informational Materials so that they comply with all required standards or cease (subject to regulatory requirements) the listing, marketing and promotion of the non-conforming Products or Informational Materials.

       7. Proprietary Rights.
          ------------------

          (a) The Licensee expressly acknowledges and agrees that the Indexes are selected, compiled, coordinated, arranged and prepared by Dow Jones through the application of methods and standards of judgment used and developed through the expenditure of considerable work, time and money by Dow Jones. The Licensee also expressly acknowledges and agrees that the Indexes and the Dow Jones Marks are valuable assets of Dow Jones and the Licensee agrees that it will take reasonable measures to prevent any unauthorized use of the information provided to it concerning the selection, compilation, coordination, arrangement and preparation of the Indexes.

               (b) Dow Jones expressly acknowledges and agrees that: (i) Licensee has the exclusive property rights in and to Market Data; (ii) Market Data constitutes valuable Confidential Information and proprietary rights of Licensee; and (iii) Licensee's trademarks and trade names, including but not limited to, Chicago Board of Trade, Board of Trade and CBOT, are valuable assets of Licensee. "Market Data" shall mean bids, asks and market prices, opening and closing range prices, high-low prices, settlement prices, estimated and actual contract volume and other information regarding

CBOT market activity, including exchange for physical transactions (excluding the values of Dow Jones indexes).

               (c) Each party shall treat as confidential and shall not disclose or transmit to any third party (i) any documentation or other materials that are marked as "Confidential" by the providing party and (ii) the terms of this Agreement (collectively, "Confidential Information"). Confidential Information as described in clause (i) of the preceding sentence shall not include (A) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not subject to a confidentiality agreement with regard to such information) or (B) any information that is independently developed by the receiving party without use of or reference to information from the providing party.

               (d) Notwithstanding the foregoing, either party may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is (i) approved in writing by the providing party for disclosure or (ii) required by law, regulatory agency or court order to be disclosed by the receiving party, provided, if permitted by law, that prior written notice of such required disclosure is given to the providing party and provided further that the receiving party shall cooperate with the providing party to limit the extent of such disclosure. The provisions of Sections 7(c) and (d) shall survive termination or expiration of this Agreement for a period of five (5) years from disclosure by either party to the other of the last item of such Confidential Information.

          8.   Warranties; Disclaimers.
               -----------------------

               (a) Each party represents and warrants to the other that it has the authority to enter into this Agreement according to its terms, and that its execution and delivery of this Agreement and its performance hereunder will not violate any agreement applicable to it or violate any applicable laws, rules or regulations. Dow Jones represents that it owns and has the right to license hereunder the Intellectual Property licensed hereunder. The Licensee represents and warrants to Dow Jones that the Products listed for trading, and the marketing and promotion thereof, by the Licensee will not violate any agreement applicable to the Licensee or violate any applicable laws, rules or regulations, including without limitation, securities, commodities, and banking laws.

               (b)  The Licensee shall include the statement contained in
Exhibit I hereto in each contract designation application and in the terms and conditions of any Products (and upon request shall furnish copies thereof to Dow Jones), and the Licensee expressly agrees to be bound by the terms of the statement contained in Exhibit I hereto (which terms are expressly incorporated herein by reference and made a part hereof). Any changes in the statement contained in Exhibit I hereto must be approved in advance in writing by an authorized officer of Dow Jones.

               (c) Without limiting the disclaimers set forth in this Agreement (including in Exhibit I hereto), in no event shall the cumulative liability of Dow Jones to the Licensee and its affiliates under or relating to this Agreement at any time exceed the aggregate amount of License Fees received by Dow Jones pursuant to this Agreement prior to such time.

               (d) Notwithstanding any other provision of this Agreement, in no event shall Dow Jones be liable to the Licensee for damages of any kind (whether monetary, special, indirect, exemplary, incidental, consequential or otherwise) in connection with any breach by Dow Jones of any of its covenants under this Agreement. In addition, in no event shall either Dow Jones or the Licensee be liable to the other for more than an aggregate of $2 million (in respect of any and all claims) for any special, indirect, exemplary, incidental or consequential damages (including loss of products or savings and including under any indemnification obligation under Section 9(a)(i), but not including under any indemnification obligation under Section 9(a)(ii)) even if such other party has been advised, knows or should know of the possibility of same arising in connection with this Agreement.

          9.   Indemnification.
               ---------------

               (a) The Licensee shall indemnify and hold harmless Dow Jones and its affiliates, and their respective officers, directors, members, employees and agents, against any and all judgments, damages, liabilities, costs and losses of any kind (including reasonable attorneys' and experts' fees) (collectively, "Losses") that arise out of or relate to (i) any breach by the Licensee of its representations and warranties or covenants under this Agreement, or (ii) any claim, action or proceeding that arises out of or relates to (x) this Agreement or (y) the Products; provided, however, that Dow Jones must promptly notify the Licensee in writing of any such claim, action or proceeding (but the failure to do so shall not relieve the Licensee of any liability hereunder except to the extent the Licensee has been materially prejudiced therefrom). The Licensee may elect, by written notice to Dow Jones within ten (10) days after receiving notice of such claim, action or proceeding from Dow Jones, to assume the defense thereof with counsel reasonably acceptable to Dow Jones. If the Licensee does not so elect to assume such defense or disputes its indemnity obligation with respect to such claim, action or proceeding, or if Dow Jones reasonably believes that there are conflicts of interest between Dow Jones and the Licensee or that additional defenses are available to Dow Jones with respect to such defense, then Dow Jones shall retain its own counsel to defend such claim, action or proceeding, at the Licensee's expense. The Licensee shall periodically reimburse Dow Jones for its expenses incurred under this Section 9. Dow Jones shall have the right, at its own expense, to participate in the defense of any claim, action or proceeding against which it is indemnified hereunder; provided, however, that Dow Jones shall have no right to control the defense, consent to judgment, or agree to settle any such claim, action or proceeding without the written consent of the Licensee unless Dow Jones waives its right to indemnity hereunder. The Licensee, in the defense of any such claim, action or proceeding, except with the written consent of Dow Jones, shall not consent to entry of any judgment or enter into any settlement which (i) does not include, as an unconditional term, the grant by the claimant to Dow Jones of a release of all liabilities in respect of such claims or (ii) otherwise adversely affects the rights of Dow Jones.

               (b) Notwithstanding Section 9(a), the Licensee shall not have any obligation to indemnify and hold harmless Dow Jones and its affiliates, and their respective officers, directors, members, employees and agents, to the extent that Losses arise out of or relate to (i) a breach by Dow Jones of its representations, warranties or covenants under this Agreement, (ii) the willful or reckless misconduct of any of Dow Jones' officers, directors, employees or agents acting within the scope of their authority, or (iii) miscalculations or errors in an Index originated by Dow Jones (i.e., not including miscalculations or errors resulting from wrong information received by Dow Jones or from Dow Jones' lack of information).

               (c) The indemnification provisions set forth herein are solely for the benefit of Dow Jones and are not intended to, and do not, create any rights or causes of actions on behalf of any third party.

          10.  Suspension of Performance.
               -------------------------

          Notwithstanding anything herein to the contrary, neither Dow Jones nor the Licensee shall bear responsibility or liability to each other or to third parties for any Losses arising out of any delay in or interruptions of performance of their respective obligations under this Agreement due to any act of God, act of governmental authority, or act of public enemy, or due to war, the outbreak or escalation of hostilities, riot, fire, flood, civil commotion, insurrection, labor difficulty (including, without limitation, any strike, other work stoppage, or slow-down), severe or adverse weather conditions, power failure, communications line or other technological failure, or other similar cause beyond the reasonable control of the party so affected; provided, however, that nothing in this Section 9 shall affect the Licensee's obligations under
Section 9(a)(ii).

          11.  Injunctive Relief.
               -----------------

          In the event of a material breach by one party ("Breaching Party") of provisions of this Agreement relating to the Confidential Information of the other party ("Non-breaching Party"), the Breaching Party acknowledges and agrees that damages would be an inadequate remedy and that the Non-breaching Party shall be entitled to preliminary and permanent injunctive relief to preserve such confidentiality or limit improper disclosure of such Confidential Information, but nothing herein shall preclude the Non-breaching Party from pursuing any other action or remedy for any breach or threatened breach of this Agreement. All remedies under this Section 11 shall be cumulative.

          12.  Other Matters.
               -------------

               (a) This Agreement is solely and exclusively between the parties hereto and, except to the extent otherwise expressly provided herein, shall not be assigned or transferred, nor shall any duty hereunder be delegated, by either party, without the prior written consent of the other party, and any attempt to so assign or transfer this Agreement or delegate any duty hereunder without such written consent shall be null and void; provided, however, that any affiliate which, directly or indirectly, controls, is controlled by or is under common control with the Licensee may use the Indexes and the Dow Jones Marks in connection with the issuance, marketing and promotion of the Products, provided that such affiliate shall be subject to all of the terms and conditions of this Agreement applicable to the Licensee. This Agreement shall be valid and binding on the parties hereto and their successors and permitted assigns.

               (b) This Agreement, including the Schedules and Exhibits hereto (which are hereby expressly incorporated into and made a part of this Agreement), constitutes the entire agreement of the parties hereto with respect to its subject matter, and supersedes any and all previous agreements between the parties with respect to the subject matter of this Agreement. There are no oral or written collateral representations, agreements or understandings except as provided herein.

               (c) No waiver, modification or amendment of any of the terms and conditions hereof shall be valid or binding unless set forth in a written instrument signed by duly authorized officers of both parties. The delay or failure by any party to insist, in any one or more instances, upon strict performance of any of the terms or conditions of this Agreement or to exercise any right or privilege herein conferred shall not be construed as a waiver of any such term, condition, right or privilege, but the same shall continue in full force and effect.

               (d) No breach, default or threatened breach of this Agreement by either party shall relieve the other party of its obligations or liabilities under this Agreement with respect to the protection of the property or proprietary nature of any property which is the subject of this Agreement.

               (e) All notices and other communications under this Agreement shall be (i) in writing, (ii) delivered by hand (with receipt confirmed in writing), by registered or certified mail (return receipt requested), or by facsimile transmission (with receipt confirmed in writing), to the address or facsimile number set forth below or to such other address or facsimile number as either party shall specify by a written notice to the other, and (iii) deemed given upon receipt.

               If to Dow Jones:     Dow Jones & Company, Inc.
                             200 Liberty Street
                             New York, New York 10281
                             Attn:      David E. Moran,
                             President/Dow Jones Global Indexes
                             Fax No.: 212/416-2524

               With a copy to:      Fried, Frank, Harris, Shriver & Jacobson
                             One New York Plaza
                             New York, New York 10004
                             Attn:      Gail Weinstein, Esq.
                             Fax No.: 212/859-8585

               If to the Licensee:  Board of Trade of the City of Chicago
                             141 West Jackson Boulevard
                             Chicago, Illinois 60604
                             Attn: Carol Burke, Executive Vice President & General Counsel
                             Fax No. (312) 341-3392

               (f) This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York without reference to or inclusion of the principles of choice of law or conflicts of law of that jurisdiction. It is the intent of the parties that the substantive law of the State of New York govern this Agreement and not the law of any other jurisdiction incorporated through choice of law or conflicts of law principles. Each party agrees that any legal action, proceeding, controversy or claim between the parties arising out of or relating to this Agreement may be brought and prosecuted only in the United States District Court for the Southern District of New York or in the Supreme Court of the State of New York in and for the First Judicial Department, and by execution of this Agreement each party hereto submits to the exclusive jurisdiction of such court and waives any objection it might have based upon improper venue or inconvenient forum. Each party hereby waives any right it may have to a jury trial in connection with any legal action, proceeding, controversy or claim between the parties arising out of or relating to this Agreement.

               (g) This Agreement (and any related agreement or arrangement between the parties hereto) is solely and exclusively for the benefit of the parties hereto and their respective successors, and nothing in this Agreement (or any related agreement or arrangement between the parties hereto), express or implied, is intended to or shall confer on any other person or entity (including, without limitation, any purchaser of any Products issued by the Licensee), any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement (or any such related agreement or arrangement between the parties hereto).

               (h) Section 4, Sections 7(c) and (d) (as provided therein), Sections 8, 9, 11 and 12(e), (f) and (g), and this Section 12(h), shall survive the expiration or termination of this Agreement.

               (i) The parties hereto are independent contractors. Nothing herein shall be construed to place the parties in the relationship of partners or joint venturers, and neither party shall acquire any power, other than as specifically and expressly provided in this Agreement, to bind the other in any manner whatsoever with respect to third parties.

               (j) All references herein to "reasonable efforts" shall include taking into account all relevant commercial and regulatory factors. All references herein to "regulations" or "regulatory proceedings" shall include regulations or proceedings by self-regulatory organizations such as securities or futures exchanges.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

                              DOW JONES & COMPANY, INC.


                              By: /s/ David E. Moran
                                 ------------------------------------------
                                  Name:   David E. Moran
                                  Title:  Vice President



                              BOARD OF TRADE OF THE CITY OF CHICAGO


                              By: /s/ Patrick H. Arbor
                                 ------------------------------------------
                                  Name:   Patrick H. Arbor
                                  Title:  Chairman of the Board



                              By: /s/ Thomas R. Donovan
                                 ------------------------------------------
                                  Name:   Thomas R. Donovan
                                  Title:  President and Chief Executive Officer

                              INDEX OF ATTACHMENTS
                              --------------------

SCHEDULES:
---------

Schedule A          Indexes Being Licensed

Schedule B          Products Description

Schedule C          License Fees



EXHIBITS:
--------

Exhibit I           Disclaimer Language

                                  SCHEDULE A
                                  ----------
                            INDEXES BEING LICENSED
                            ----------------------


 . Dow Jones Industrial Average Index

 . Dow Jones Transportation Average Index

 . Dow Jones Utilities Average Index

 . Dow Jones Global Indexes listed on Annex I to this Schedule A

 (excluding the Dow Jones Taiwan Stock Index)

                                  SCHEDULE B
                                  ----------
                             PRODUCTS DESCRIPTION
                             --------------------


Standardized exchange-traded futures contracts and options on futures contracts.

                                  SCHEDULE C
                                  ----------
                                 LICENSE FEES
                                 ------------


     Licensee shall pay license fees in accordance with the following:

 .    Licensee shall pay to Dow Jones (a) an up-front one-time fee of [**], to be paid on the Effective Date, (b) a one-time fee of [**] on the date of regulatory approval of the Initial Product, and (c) a one-time fee of [**] on the Commencement Date. The fees payable under (b) and (c) of this paragraph are referred to herein together as the "[**] Fee."

 .    In addition, (i) on the Commencement Date, the Licensee will pay to Dow
     Jones a flat annual minimum payment of [**] in respect of the First Year;
     (ii) during the Term, on each of the first, second, third and fourth anniversaries of the Commencement Date, the Licensee will pay to Dow Jones a flat annual minimum payment of $2 million in respect of the Second Year, the Third Year, the Fourth Year and the Fifth Year, respectively; and (iii) during any Renewal Term, on each of the fifth, sixth, seventh, eighth and ninth anniversaries of the Commencement Date, the Licensee will pay to Dow Jones a flat annual minimum payment of [**] in respect of the Sixth Year, the Seventh Year, the Eighth Year, the Ninth Year and the Tenth Year, respectively (each, an "Annual Minimum Payment").

 .    In addition, the Licensee will pay to the Dow Jones affiliate designated by
     Dow Jones the amount, if any, by which (x) a fee (the "Per Transaction
     Fee") equal to [**]. Within 10 days after each month-end after the Commencement Date, the Licensee will provide to Dow Jones a written report of the trading volume for each Product for such month (each, a "Monthly Report"), together with a calculation of the amount of the Per Transaction Fees for such month. At such time during any Year that the cumulative Per Transaction Fees first exceed the Annual Minimum Payment paid in respect of such Year, the Licensee will make payment of such excess amount at the time it provides the Monthly Report for such month and, thereafter, during the remainder of such Year, the Licensee will pay the amount of the Per Transaction Fees reflected in each Monthly Report at the time it provides such Monthly Report.

 .    All amounts will be paid in cash and will be non-refundable, except that, if during the Initial Term Dow Jones terminates this Agreement pursuant to
     Section 4(h), then any part of the [**] Fee already paid by the Licensee shall be refunded to the extent of 20% if the termination occurs in the Fifth Year, 40% if it occurs in the Fourth Year, 60% if it occurs in the Third Year, and 80% if it occurs in either the Second Year or the First Year.

 .    The terms hereof shall be deemed "Confidential Information" for purposes of
     Section 7(c) of this Agreement.

                                   EXHIBIT I
                                   ---------

  The [Products] are not sponsored, endorsed, sold or promoted by Dow Jones.
Dow Jones makes no representation or warranty, express or implied, to the owners of the [Product(s)] or any member of the public regarding the advisability of trading in the Product(s). Dow Jones' only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones and of the [INSERT Name of Index(es)] which is determined, composed and calculated by Dow Jones without regard to [the Licensee] or the [Product(s)], Dow Jones has no obligation to take the needs of [the Licensee] or the owners of the [Product(s)] into consideration in determining, composing or calculating [INSERT Name of Index(es)]. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the [Product(s)] to be listed or in the determination or calculation of the equation by which the [Product(s)] are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the [Product(s)].

  DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE [INSERT NAME OF INDEX(ES)] OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY [THE LICENSEE], OWNERS OF THE [PRODUCT(S)], OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE [INSERT NAME OF INDEX(ES)] OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE [INSERT NAMES OF [INDEX(ES)] OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND [THE LICENSEE].

                                                         ANNEX I [to Schedule A]

                                                      DOW JONES GLOBAL INDEXES

                                                   5:30 p.m., Friday May 30 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                  ------------------------------IN U.S. DOLLARS-------------------------------------
                                 DJ
                               GLOBAL
                              INDEXES,             5:30
                               LOCAL      PCT.     P.M.              PCT.    12-MO   12-MO     12-MO      PCT.     FROM       PCT.
REGION/ COUNTRY               CURRENCY    CHG.     INDEX    CHG.     CHG.    HIGH    LOW       CHG.       CHG.     12/31      CHG.
-----------------------------------------------------------------------------------------------------------------------------------
Americas                                          197.28  +  1.04  +  0.53  197.51  146.19  +  40.85  +  26.11  +  23.89  +  13.78
-----------------------------------------------------------------------------------------------------------------------------------
   Canada                       176.18  +  0.24   147.84  +  0.78  +  0.53  150.21  110.46  +  29.87  +  25.32  +  12.43  +   9.18
-----------------------------------------------------------------------------------------------------------------------------------
   Mexico                       288.47  +  0.72   111.75  +  0.58  +  0.52  113.01   85.56  +  17.25  +  18.26  +  17.43  +  18.48
-----------------------------------------------------------------------------------------------------------------------------------
   U.S.                         738.46  +  0.53   798.46  +  4.23  +  0.53  799.28  591.10  + 165.81  +  26.21  +  97.90  +  13.97
-----------------------------------------------------------------------------------------------------------------------------------
Europe/Africa                                     171.89  -  2.85  -  4.63  176.96  138.43  +  28.73  +  20.07  +  11.59  +   7.23
-----------------------------------------------------------------------------------------------------------------------------------
   Austria                      123.31  -  1.81   110.36  -  1.81  -  1.61  114.62  100.23  -   2.70  -   2.39  +   0.36  +   0.32
-----------------------------------------------------------------------------------------------------------------------------------
   Belgium                      193.46  -  0.43   172.25  -  1.38  -  0.79  176.68  143.00  +  24.98  +  16.96  +  13.61  +   8.58
-----------------------------------------------------------------------------------------------------------------------------------
   Denmark                      167.99  -  0.41   154.63  -  1.54  -  0.99  159.18  114.59  +  38.60  +  33.27  +  17.38  +  12.66
-----------------------------------------------------------------------------------------------------------------------------------
   Finland                      375.81  -  2.02   302.65  -  8.33  -  2.68  316.01  201.41  +  74.75  +  32.80  +  21.93  +   7.81
-----------------------------------------------------------------------------------------------------------------------------------
   France                       156.52  -  0.52   140.67  -  1.44  -  1.01  153.55  124.57  +   9.65  +   7.37  -   1.70  -   1.20
-----------------------------------------------------------------------------------------------------------------------------------
   Germany                      200.52  -  2.50   177.95  -  5.65  -  3.08  186.09  142.25  +  34.80  +  24.31  +  16.54  +  10.24
-----------------------------------------------------------------------------------------------------------------------------------
   Ireland                      233.44  -  1.07   204.97  -  2.04  -  0.99  208.82  160.07  +  35.66  +  21.07  +   8.97  +   4.58
-----------------------------------------------------------------------------------------------------------------------------------
   Italy                        161.66  -  1.50   117.94  -  2.51  -  2.08  130.10   98.39  +   3.75  +   3.28  +   4.32  +   3.80
-----------------------------------------------------------------------------------------------------------------------------------
   Netherlands                  265.39  -  1.64   232.76  -  5.07  -  2.13  239.84  172.70  +  47.74  +  25.80  +  25.17  +  12.13
-----------------------------------------------------------------------------------------------------------------------------------
   Norway                       196.49  -  1.03   165.33  -  2.57  -  1.53  174.76  133.41  +  25.29  +  18.06  +   5.37  +   3.35
-----------------------------------------------------------------------------------------------------------------------------------
   South Africa                 214.51  -  0.84   131.67  -  1.11  -  0.84  136.80  112.45  -   0.85  -   0.64  +  13.02  +  10.98
-----------------------------------------------------------------------------------------------------------------------------------
   Spain                        248.76  -  1.72   167.84  -  3.05  -  1.73  178.52  119.44  +  44.83  +  36.44  +  18.40  +  12.31
-----------------------------------------------------------------------------------------------------------------------------------
   Sweden                       316.36  -  0.71   226.63  -  3.30  -  1.44  237.60  171.24  +  44.91  +  24.72  +  12.76  +   5.96
-----------------------------------------------------------------------------------------------------------------------------------
   Switzerland                  291.27  -  1.78   279.26  -  5.46  -  1.92  290.48  227.00  +  48.28  +  20.90  +  43.23  +  18.32
-----------------------------------------------------------------------------------------------------------------------------------
   United Kingdom               180.97  -  1.16   158.89  -  1.73  -  1.08  162.13  124.53  +  30.54  +  23.80  +   6.87  +   4.52
-----------------------------------------------------------------------------------------------------------------------------------
Europe/Africa (ex. South                          173.89  -  2.94  -  1.66  179.08  138.94  +  30.33  +  21.13  +  11.48  +   7.07
 Africa)
-----------------------------------------------------------------------------------------------------------------------------------
Europe/Africa (ex. U.K. &                         186.07  -  3.72  -  1.96  193.53  149.93  +  30.73  +  19.79  +  14.50  +   8.45
 S. Africa)
-----------------------------------------------------------------------------------------------------------------------------------
Asia/Pacific                                      109.58  -  0.74  -  0.67  124.13   93.86  -  13.23  -  10.78  +   0.65  +   0.59
-----------------------------------------------------------------------------------------------------------------------------------
   Australia                    155.37  +  0.75   155.57  +  0.30  +  0.19  157.08  126.73  +  15.44  +  11.02  +   6.80  +   4.57
-----------------------------------------------------------------------------------------------------------------------------------
   Hong Kong                    319.53  +  2.09   320.45  +  6.50  +  2.07  320.45  235.92  +  70.47  +  28.19  +  20.96  +   7.00
-----------------------------------------------------------------------------------------------------------------------------------
   Indonesia                    232.52  +  1.32   190.34  +  2.87  +  1.53  204.08  156.38  -   5.40  -   2.76  +   2.92  +   1.56
-----------------------------------------------------------------------------------------------------------------------------------
   Japan                         90.07  -  1.34    96.69  -  1.27  -  1.30  116.89   79.74  -  18.11  -  15.78  +   1.06  +   1.11
-----------------------------------------------------------------------------------------------------------------------------------
   Malaysia                     216.41  -  0.02   230.40  -  0.18  -  0.08  282.10  223.30  -  16.64  -   6.63  -  31.10  -  11.71
-----------------------------------------------------------------------------------------------------------------------------------
   New Zealand                  156.24  -  0.90   199.17  +  1.60  +  0.31  211.01  165.69  +  23.57  +  16.74  -   4.17  -   2.05
-----------------------------------------------------------------------------------------------------------------------------------
   Philippines                  296.41  -  1.21   292.02  +  3.49  +  1.21  371.03  258.89  -   8.70  -  19.05  -  50.35  -  14.71
-----------------------------------------------------------------------------------------------------------------------------------
   Singapore                    158.16  +  0.46   179.16  +  0.63  +  0.38  210.25  164.33  -  20.16  -  10.11  -  20.64  -  10.35
-----------------------------------------------------------------------------------------------------------------------------------
   South Korea                  114.82  +  0.56    97.66  +  0.59  +  0.61  142.10   80.69  -  43.36  -  30.75  +   6.68  +   7.34
-----------------------------------------------------------------------------------------------------------------------------------
[This row redacted in the
 original]
-----------------------------------------------------------------------------------------------------------------------------------
   Thailand                      92.61  +  2.30    87.86  +  3.91  +  4.66  204.81   83.75  - 116.95  -  57.10  -  38.80  -  30.63
-----------------------------------------------------------------------------------------------------------------------------------
Asia/Pacific (ex. Japan)                          199.99  +  1.83  +  0.92  205.51  175.15  +   9.70  +   5.10  -   1.27  -   0.63
-----------------------------------------------------------------------------------------------------------------------------------
World (ex. U.S.)                                  135.35  -  1.50  -  1.10  138.13  121.10  +   5.65  +   4.36  +   5.66  +   4.36
-----------------------------------------------------------------------------------------------------------------------------------
DJ WORLD STOCK INDEX                              160.26  -  0.56  -  0.35  161.55  133.22  +  19.09  +  13.53  +  12.69  +   8.60
------------------------------------------------------------------------------------------------------------------------------------

Industry Group Performance

      WORLD                                            U.S.              AMERICAS              EUROPE            ASIA/PACIFIC
------------------                              -------------------  -----------------   -------------------   ----------------
  5:30                                             5:30                 5:30                5:30              5:30
  P.M.      % CHG.                                 P.M.      % CHG.      P.M.    % CHG.      P.M.    % CHG.    P.M.     % CHG.
05/30/97     YTD                                 05/30/97     YTD     05/30/97    YTD     05/30/97   YTD     05/30/97     YTD
-------------------------------------------------------------------------------------------------------------------------------
  141.65   +  3.68   Basic Materials               680.59   + 10.73    173.01  +  8.29     172.43  -  1.52     96.57  +  0.95
-------------------------------------------------------------------------------------------------------------------------------
  173.09   + 12.48   Aluminum                      563.65   + 15.81    190.10  + 12.89     223.52  + 16.83     94.87  +  3.76
-------------------------------------------------------------------------------------------------------------------------------
  130.91   +  7.00   Other non-ferrous             427.47   + 10.31    158.65  +  7.19     121.93  +  8.70    109.99  +  5.42
-------------------------------------------------------------------------------------------------------------------------------
  164.48   +  2.80   Chemicals                     931.14   + 10.75    201.46  + 10.04     182.46  -  5.51    100.87  +  3.56
-------------------------------------------------------------------------------------------------------------------------------
  183.24   +  2.89   Chem-commodity               1014.19   + 12.56    229.66  + 11.86     203.26  -  6.78    108.67  +  4.98
-------------------------------------------------------------------------------------------------------------------------------
  130.70   +  2.63   Chem-specialty                820.24   +  7.39    156.12  +  6.73     137.58  -  1.79     85.76  +  0.03
-------------------------------------------------------------------------------------------------------------------------------
  157.13   +  7.36   Forest products               460.50   +  8.84    163.07  +  9.63     108.04  + 11.15    359.92  +  0.72
-------------------------------------------------------------------------------------------------------------------------------
  161.18   +  4.88   Mining, diversified           372.95   +  7.68    145.41  +  6.02     134.51  +  7.36    161.73  +  2.62
-------------------------------------------------------------------------------------------------------------------------------
  113.05   +  5.76   Paper products                678.51   + 15.45    141.17  + 14.57     118.73  -  3.14     75.42  +  2.08
-------------------------------------------------------------------------------------------------------------------------------
  143.01   +  0.27   Precious metals               250.85   -  5.26    144.80  +  8.61     206.56  -  1.01     98.14  - 10.29
-------------------------------------------------------------------------------------------------------------------------------
   99.92   +  1.96   Steel                         183.75   + 10.60    138.33  +  9.83     165.64  +  3.22     85.30  -  2.03
-------------------------------------------------------------------------------------------------------------------------------
  183.83   +  7.31   Independent                  1499.29   + 22.05    289.66  + 20.85     114.99  -  4.51    157.71  +  0.65
-------------------------------------------------------------------------------------------------------------------------------
  213.60   +  8.77   Conglomerates                1499.29   + 22.05    289.66  + 20.85     116.18  -  4.26    239.19  -  0.17
-------------------------------------------------------------------------------------------------------------------------------
  106.56   +  2.39   Overseas Trading                0.00      0.00      0.00     0.00      80.77  -  8.96    107.27  +  3.22
-------------------------------------------------------------------------------------------------------------------------------
  222.23   -  6.53   Plantations                     0.00      0.00      0.00     0.00       0.00     0.00    222.23  -  6.53
-------------------------------------------------------------------------------------------------------------------------------
  158.45   +  6.60   Consumer, Cyclical            792.28   + 11.99    173.15  + 11.85     177.04  +  2.96    138.57  +  3.13
-------------------------------------------------------------------------------------------------------------------------------
  262.92   + 13.58   Advertising                  1427.73   + 24.13    250.07  + 24.13     253.36  -  8.65      0.00     0.00
-------------------------------------------------------------------------------------------------------------------------------
  115.09   +  5.16   Airlines                      585.16   + 20.07    165.33  + 20.24     201.26  + 12.34     70.83  - 12.53
-------------------------------------------------------------------------------------------------------------------------------
  111.52   +  1.59   Apparel                      1331.57   +  0.32    163.86  +  0.32     124.24  +  7.62     84.94  -  0.12
-------------------------------------------------------------------------------------------------------------------------------
   95.97   +  2.73   Clothing/Fabrics              873.54   +  7.51    127.06  +  7.51     125.71  +  4.31     86.90  +  0.66
-------------------------------------------------------------------------------------------------------------------------------
  169.62   -  1.10   Footwear                     2193.31   -  4.01    210.44  -  4.01      98.10  + 17.78     57.42  - 15.27
-------------------------------------------------------------------------------------------------------------------------------
  203.06   +  7.05   Auto Manufacturers            544.37   +  6.70    256.69  +  6.70     170.13  + 16.93    202.41  +  2.23
-------------------------------------------------------------------------------------------------------------------------------
  170.97   +  4.91   Auto parts & equip            553.65   + 12.29    197.54  + 10.66     216.82  -  3.00    151.38  +  5.70
-------------------------------------------------------------------------------------------------------------------------------
  194.49   - 14.02   Casinos                      1434.18   -  6.71    244.19  -  6.71     150.73  -  4.57    226.86  - 21.60
-------------------------------------------------------------------------------------------------------------------------------
  156.76   -  3.47   Home construction             701.21   +  5.59    161.10  +  5.59     107.82  -  3.67    161.16  -  4.26
-------------------------------------------------------------------------------------------------------------------------------
  154.76   + 12.37   Home furnishings              453.41   + 15.31    181.54  + 14.14     181.13  +  3.40    149.78  + 13.00
-------------------------------------------------------------------------------------------------------------------------------
  156.76   + 14.73   Consumer electronics            0.00      0.00    108.62  - 13.85     158.14  + 24.07    157.74  + 14.87
-------------------------------------------------------------------------------------------------------------------------------
  153.10   +  6.36   Other furnishings             453.41   + 15.31    181.88  + 15.31     223.46  +  2.24     95.36  -  1.21
-------------------------------------------------------------------------------------------------------------------------------
  141.31   +  2.01   Lodging                       838.92   +  6.95    295.22  +  6.95     105.93  + 10.17    141.03  -  6.21
-------------------------------------------------------------------------------------------------------------------------------


      WORLD                                            U.S.              AMERICAS              EUROPE              ASIA/PACIFIC
------------------                              -------------------  -----------------   -------------------   --------------------
  5:30         %                                     5:30               5:30                 5:30                5:30
  P.M.         CHG.                                  P.M.     % CHG.     P.M.     % CHG.      P.M.     % CHG.    P.M.      % CHG.
05/30/97       YTD                                 05/30/97    YTD    05/30/97     YTD     05/30/97    YTD     05/30/97      YTD
-----------------------------------------------------------------------------------------------------------------------------------
  191.61   +   2.10  Media                          874.04  +  10.90    173.21  +   9.93     200.34  -   3.51    236.54  -    2.30
-----------------------------------------------------------------------------------------------------------------------------------
  183.59   +   3.77  Cable/Broadcasting             888.44  +   8.27    159.25  +   9.65     198.62  -   2.43    294.27  +   10.89
-----------------------------------------------------------------------------------------------------------------------------------
  194.34   +   1.31  Publishing                     811.76  +  11.75    179.53  +   9.73     198.73  -   4.05    223.33  -    6.11
-----------------------------------------------------------------------------------------------------------------------------------
  151.69   +   8.22  Recreation Products            586.57  +  11.24    210.78  +  11.24     100.55  -  11.19    111.71  +   10.37
-----------------------------------------------------------------------------------------------------------------------------------
  163.40   +   4.06  Entertainment                  381.59  +  10.64    156.82  +  10.64     151.77  -  13.77      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
  170.58   +   9.90  Other Rec Products             668.62  +  11.78    233.97  +  11.78      77.67  -   7.86    138.48  +   11.85
-----------------------------------------------------------------------------------------------------------------------------------
   97.13   +   7.21  Toys                           763.63  +   9.15    196.20  +   9.15       0.00      0.00     70.82  +    5.49
-----------------------------------------------------------------------------------------------------------------------------------
  182.10   +   4.75  Restaurants                   1141.17  +   6.84    197.75  +   6.93     114.60  -  14.50    107.69  -    1.03
-----------------------------------------------------------------------------------------------------------------------------------
  113.63   +  11.21  Retailers, apparel            1401.96  +  15.98    126.46  +  15.98     225.40  -  17.91     62.12  +    7.01
-----------------------------------------------------------------------------------------------------------------------------------
  125.80   +  12.99  Retailers, broadline           926.60  +  19.43    123.59  +  19.40     151.20  +   4.43    115.28  +    8.79
-----------------------------------------------------------------------------------------------------------------------------------
  229.07   +  13.31  Retailers, drug-based         1641.93  +  14.02    308.67  +  14.02     143.52  +  11.01      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
  140.93   +   9.01  Retailers, specialty           866.27  +  17.46    148.62   + 17.31     172.58  -   6.11    145.98  +    1.43
-----------------------------------------------------------------------------------------------------------------------------------
  173.11   +  13.86  Consumer, Non-Cycl            1527.13  +  18.63    191.23  +  18.34     172.25  +   7.79    120.25  +    7.86
-----------------------------------------------------------------------------------------------------------------------------------
  118.95   +   2.53  Beverages, distillers          828.15  +   8.43    139.53  +   6.05     118.95  -   0.33    103.56  +    3.68
-----------------------------------------------------------------------------------------------------------------------------------
  258.93   +  27.16  Beverages, soft drinks        3207.88  +  28.42    297.99  +  28.71       0.00      0.00    160.63  -    1.51
-----------------------------------------------------------------------------------------------------------------------------------
  170.06   +  13.61  Consumer services              811.00  +  16.96    166.56  +  14.03       0.00      0.00    194.96  +    8.66
-----------------------------------------------------------------------------------------------------------------------------------
  227.91   +   9.09  Cosmetics                     1758.95  +  12.59    253.51  +  12.69     276.06  -   3.94    135.13  +   20.38
-----------------------------------------------------------------------------------------------------------------------------------
  129.03   +   7.30  Food                          1414.53  +  10.04    140.50  +   9.68     145.50  +   7.33     86.36  -    0.90
-----------------------------------------------------------------------------------------------------------------------------------
   54.20   -  14.87  Fishing                          0.00      0.00      0.00      0.00       0.00      0.00     54.20  -   14.87
-----------------------------------------------------------------------------------------------------------------------------------
  130.21   +   7.48  Other food                    1414.53  +  10.04    140.50  +   9.68     145.50  +   7.33     88.94  -    0.10
-----------------------------------------------------------------------------------------------------------------------------------
  164.04   +   6.12  Food retailers                1002.97  +   4.26    147.07  +   7.19     193.25  -   0.26    148.18  +   21.76
-----------------------------------------------------------------------------------------------------------------------------------
  242.75   +   8.10  Health care                    930.69  +   8.05    274.10  +   8.10       0.90      0.00      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
  229.25   +  20.04  Household products            1992.50  +  21.77    251.75  +  21.25     117.07  +  13.85     76.33  -    5.70
-----------------------------------------------------------------------------------------------------------------------------------
  112.38   +   5.76  Durable                       1259.24  +   8.15    131.02  +   8.15       0.00      0.00     71.23  -    3.13
-----------------------------------------------------------------------------------------------------------------------------------
  257.97   +  21.85  Non-durable                   2033.03  +  23.24    274.56  +  22.64     117.07  +  13.85     88.60  -   10.65
-----------------------------------------------------------------------------------------------------------------------------------
  172.66   +  14.06  Medical supplies              1087.64  +  16.89    179.38  +  16.89     151.35  -   9.81    163.07  +    9.04
-----------------------------------------------------------------------------------------------------------------------------------
  183.41   +  18.08  Pharmaceuticals               1431.08  +  22.92    188.97  +  22.91     182.07  +  13.78    134.94  +   11.48
-----------------------------------------------------------------------------------------------------------------------------------
  149.44   +  11.47  Tobacco                       1622.33  +  14.05    154.91  +  14.08     147.42  +   4.44    108.85  +    3.64
-----------------------------------------------------------------------------------------------------------------------------------
  177.43   +   8.67  Energy                         493.59  +  11.65    184.34  +  11.16     192.75  +   6.83     87.16  -    1.18
-----------------------------------------------------------------------------------------------------------------------------------

                                      -3-


      WORLD                                            U.S.              AMERICAS              EUROPE              ASIA/PACIFIC
------------------                              -------------------  -----------------   -------------------   --------------------
  5:30         %                                   5:30                 5:30                 5:30                5:30
  P.M.         CHG.                                P.M.      % CHG.      P.M.    % CHG.       P.M.     % CHG.    P.M.     % CHG.
05/30/97       YTD                               05/30/97     YTD     05/30/97    YTD      05/30/97    YTD     05/30/97     YTD
-----------------------------------------------------------------------------------------------------------------------------------
   96.75   -   6.29  Coal                          330.21  +   4.42    139.93  +   4.42       0.00      0.00     69.15  -   16.91
-----------------------------------------------------------------------------------------------------------------------------------
  361.74   +   7.14  Oil drilling                  321.40  +   6.37    480.81  +   6.87     127.52  +  12.67      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
  191.52   +  11.62  Oil cos, major                619.23  -  14.30    184.32  +  14.03     200.37  +   8.71      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
  126.66   -   0.28  Oil cos, secondary            240.25  +   4.25    145.25  -   1.09     149.19  +   0.15     88.65  -    0.30
-----------------------------------------------------------------------------------------------------------------------------------
  198.17   +  16.25  Oilfield equip/svcs           276.68  +  17.62    197.59  +  17.62     244.44  +   7.14     47.52  -   40.61
-----------------------------------------------------------------------------------------------------------------------------------
  226.45   +   5.04  Pipelines                     466.63  -   4.11    226.48  +   5.04       0.00      0.00      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
  154.02   +   7.98  Financial                     942.23  -  16.36    263.15  +  16.41     176.77  +  13.30     91.30  -    5.71
-----------------------------------------------------------------------------------------------------------------------------------
  140.58   +   5.66  Banks, all                    990.68  -  13.86    286.16  +  14.31     190.84  +  16.24     83.79  -    7.39
-----------------------------------------------------------------------------------------------------------------------------------
  128.53   +   4.20  Major int'l                   695.40  -  10.72    282.36  +  12.54     189.21  +  17.46     85.42  -    6.80
-----------------------------------------------------------------------------------------------------------------------------------
  156.88   +   7.21  Regional banks               1037.47  -  15.44    288.62  +  15.44     192.21  +  14.66     80.29  -    8.29
-----------------------------------------------------------------------------------------------------------------------------------
    0.00       0.00  U.S. east                     941.66  -  18.35      0.00      0.00       0.00      0.00      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    0.00       0.00  U.S. central                 1385.11  -  14.89      0.00      0.00       0.00      0.00      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    0.00       0.00  U.S. south                    877.20  -  16.65      0.00      0.00       0.00      0.00      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    0.00       0.00  U.S. west                    1244.43  -   6.70      0.00      0.00       0.00      0.00      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
  211.49   +  15.44  Diversified financial        1094.35  -  20.15    273.19  +  19.48     175.52  +  14.63    108.35  -    0.15
-----------------------------------------------------------------------------------------------------------------------------------
  180.44   -  13.16  Insurance, all                900.47  -  18.06    236.63  +  18.02     167.85  +   9.21     89.10  +   11.01
-----------------------------------------------------------------------------------------------------------------------------------
  178.31   +  11.40  Full line                     539.22  -  18.09    242.05  +  17.82     165.07  +  10.10    201.57  +    4.54
-----------------------------------------------------------------------------------------------------------------------------------
  196.74   +  11.93  Life                         1229.69  -  15.49    219.30  +  15.49     189.41  +  13.62    469.88  -   18.04
-----------------------------------------------------------------------------------------------------------------------------------
  173.40   +  15.51  Property/Casualty            1185.42  -  19.10    241.09  +  19.10     155.32  +   2.68     77.24  +   18.13
-----------------------------------------------------------------------------------------------------------------------------------
  146.40   +   3.73  Real estate                   515.48  -   1.38     75.74  +   1.17     118.88  +   9.47    166.01  +    2.50
-----------------------------------------------------------------------------------------------------------------------------------
  222.46   +  32.11  Savings & loan                988.81  -  32.11    222.46  +  32.11       0.00      0.00      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
  135.53   +   1.67  Securities brokers           1315.40  +  23.57    272.57  +  23.57     216.68  +   7.27     85.72  -   19.93
-----------------------------------------------------------------------------------------------------------------------------------
  128.38   +   4.97  Industrial                    645.32  -  10.89    169.91  +  10.93     155.48  +   3.02     96.17  +    0.83
-----------------------------------------------------------------------------------------------------------------------------------
  208.03   +  12.33  Air freight                   450.36  -  13.69    230.31  +  13.69      80.20  -  13.14      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
  113.52   +   1.56  Building materials            781.50  +   5.70    133.86  +   6.18     128.78  +   1.15     99.91  -    0.06
-----------------------------------------------------------------------------------------------------------------------------------
  109.77   +   1.87  Containers & pkging          1047.41  +  11.57    151.19  +  11.56      86.46  -  10.66     82.89  -    6.56
-----------------------------------------------------------------------------------------------------------------------------------
  149.63   +   8.84  Elec comps & equip            626.37  +   8.06    173.53  +   8.06     266.80  +   2.34    122.86  +   11.97
-----------------------------------------------------------------------------------------------------------------------------------
  102.79   +  11.47  Factory equipment             403.00  +  18.86    127.98  +  18.86     124.67  +  11.77     98.36  +   10.52
-----------------------------------------------------------------------------------------------------------------------------------
   68.30   -  11.53  Heavy construction            342.46  +   3.88    118.30  -   3.52     100.60  +   2.23     55.53  -   18.91
-----------------------------------------------------------------------------------------------------------------------------------
  162.25   +   9.16  Heavy machinery               622.17  +  22.09    359.86  +  22.09      87.23  +  13.81     90.35  -    7.58
-----------------------------------------------------------------------------------------------------------------------------------

                                      -4-


      WORLD                                            U.S.              AMERICAS              EUROPE              ASIA/PACIFIC
------------------                              -------------------  -----------------   -------------------   --------------------
  5:30       %                                     5:30                 5:30                 5:30                5:30
  P.M.       CHG.                                  P.M.      % CHG.      P.M.    % CHG.       P.M.     % CHG.    P.M.     % CHG.
05/30/97     YTD                                 05/30/97     YTD     05/30/97    YTD      05/30/97    YTD     05/30/97     YTD
-----------------------------------------------------------------------------------------------------------------------------------
  188.77   +   6.46  Industrial, diversified      716.18    +  14.56    218.10  +  14.90     211.99  +   1.23    119.89  -   3.37
-----------------------------------------------------------------------------------------------------------------------------------
  109.77   +   4.79  Marine transport             619.87    +   2.08    130.45  +   2.08     154.55  +  17.79     74.64  -   7.48
-----------------------------------------------------------------------------------------------------------------------------------
   96.78   +   4.45  Pollution control            740.38    +   3.76     84.82  +   3.76     122.84  +   0.90    122.80  +  20.69
-----------------------------------------------------------------------------------------------------------------------------------
  155.81   +   6.93  Other industrial svcs        548.77    +   7.27    152.73  +   7.30     188.92  +   3.88    136.40  +   8.24
-----------------------------------------------------------------------------------------------------------------------------------
  127.17   +   8.26  Railroads                    972.03    +  10.95    205.43  +  10.95      16.22  -  18.10    102.00  +   6.77
-----------------------------------------------------------------------------------------------------------------------------------
  125.65   +   5.92  Transportation equip         480.02    +  24.07    199.54  +  24.07     240.61  +  13.16     73.97  -  10.99
-----------------------------------------------------------------------------------------------------------------------------------
   97.79   +   8.18  Trucking                     250.93    +  23.78     94.90  +  25.68      58.86  -  28.72    102.39  +   9.48
-----------------------------------------------------------------------------------------------------------------------------------
  229.65   +  16.02  Technology                   846.38    +  16.87    276.09  +  16.21     195.11  +  13.22    151.12  +  18.19
-----------------------------------------------------------------------------------------------------------------------------------
  283.19   -   0.06  Aerospace/Defense           1281.22    +   1.12    315.83  +   1.99     232.43  -   7.98     72.41  -   4.27
-----------------------------------------------------------------------------------------------------------------------------------
  185.50   +  15.58  Communications tech          838.10    +  11.96    218.49  +  14.92     183.19  +  18.28    119.85  +  12.66
-----------------------------------------------------------------------------------------------------------------------------------
  217.12   +  16.79  Computers w/IBM              424.57    +  16.35    239.51  +  16.40      22.35  -  17.39    147.49  +  22.04
-----------------------------------------------------------------------------------------------------------------------------------
    0.00       0.00  Computers wo/IBM             729.83    +  17.45      0.00      0.00       0.00      0.00      0.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
  190.54   +  11.14  Diversified technology       663.69    +  13.84    234.30  +  13.84     205.76  +  12.10    132.99  +   5.18
-----------------------------------------------------------------------------------------------------------------------------------
  158.59   +  16.82  Industrial technology        422.95    +   5.03    137.83  +   5.03     207.54  -  24.41    168.13  +  26.66
-----------------------------------------------------------------------------------------------------------------------------------
  166.46   +  10.08  Medical/Bio tech            1696.55    +  10.95    168.25  +  10.45     222.37  +  11.14     71.45  -  13.43
-----------------------------------------------------------------------------------------------------------------------------------
  176.69   +  11.14  Advcd Med Devices           1646.76    +  11.92    176.75  +  11.92     149.03  -   1.34      0.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
  159.56   +   9.24  Biotechnology               1754.15    +  10.12    163.88  +   9.21     124.17  +  21.50     71.45  -  13.43
-----------------------------------------------------------------------------------------------------------------------------------
  218.00   +  20.12  Office equipment             749.81    +  28.79    259.92  +  28.79     227.67  +  21.10    189.14  +  13.10
-----------------------------------------------------------------------------------------------------------------------------------
  600.72   +  26.34  Semiconductors              2709.40    +  21.53    915.12  +  21.53       0.00      0.00    258.83  +  46.64
-----------------------------------------------------------------------------------------------------------------------------------
  329.86   +  22.52  Software                    8765.34    +  22.27    363.93  +  22.06     149.83  +  33.43     99.75  +   6.44
-----------------------------------------------------------------------------------------------------------------------------------
  127.45   +   2.86  Utilities                    367.87    +   2.28    128.12  +   3.22     180.33  +   6.51     94.93  -   2.83
-----------------------------------------------------------------------------------------------------------------------------------
  106.91   -   3.93  Electric                     237.23    -   4.00     98.15  -   3.95     231.73  +   0.48     85.83  -   7.27
-----------------------------------------------------------------------------------------------------------------------------------
   95.70   +   0.96  Gas                          231.15    +   0.77    144.91  +   1.31     119.16  +   1.56     72.49  -   0.83
-----------------------------------------------------------------------------------------------------------------------------------
  161.92   +   7.18  Telephone                    578.38    +   5.98    151.92  +   7.17     192.01  +  10.87    203.24  +   1.08
-----------------------------------------------------------------------------------------------------------------------------------
  146.99   +   3.97  Water                        656.14    +   3.89    141.18  +   3.89     147.15  +   3.98      0.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
  160.26   +   8.60  DJ Global Indexes            798.46    +  13.97    197.28  +  13.78     173.89  +   7.07    109.58  +   0.59
-----------------------------------------------------------------------------------------------------------------------------------
Indexes based on 6/30/82=100 for U.S., 12/31/91=100 for World
-----------------------------------------------------------------------------------------------------------------------------------